EXHIBIT 99.1

For more information, contact:
Investor Relations
(713) 634-7775
Email: investor@furmanite.com

FURMANITE CORPORATION ANNUAL MEETING TO BE HELD MAY 7, 2015

HOUSTON, TEXAS (April 27, 2015) – Furmanite Corporation (NYSE: FRM) today announced that the postponed 2015 Annual Meeting of Stockholders will be held on May 7, 2015, at 9:30 a.m. Eastern Daylight Time at the Hotel Du Pont in Wilmington, Delaware. The Annual Meeting date has been postponed from the previously announced date of May 6, 2015, in order to permit Furmanite stockholders to receive a full ten days’ notice of the new meeting date.

As previously announced, previously voted proxies need not be re-voted, but all votes for Sangwoo “Bill” Ahn will be disregarded as a result of his pending retirement from the Furmanite Board of Directors. Stockholders of record of March 13, 2015, will continue to be entitled to vote at the Annual Meeting.

The Board strongly urges stockholders to vote the GOLD proxy card FOR all of the Company’s director nominees TODAY. We encourage you not to return the white proxy card. If you previously voted a white proxy card you can revote and override your previous vote by submitting the GOLD proxy card today.

If you have questions or need assistance voting your shares please contact:

105 Madison Avenue
New York, New York 10016
Furmanite@mackenziepartners.com
Call Collect: (212) 929-5500
Or
Toll-Free (800) 322-2885

ABOUT FURMANITE CORPORATION

Furmanite Corporation (NYSE: FRM), founded in 1920, is one of the world’s largest specialty industrial services and specialty engineering project solutions companies, providing world class solutions to customer needs through more than 80 offices on six continents. The Company delivers a wide portfolio of inspection, mechanical and engineering services which help monitor, maintain, renew and construct the global energy, industrial and municipal infrastructures. Furmanite serves a broad range of industry sectors, including refining, offshore, sub-sea, pipeline, power generation, chemical, petrochemical, pulp and paper, water utilities, automotive, mining, marine and steel manufacturing. World Headquarters and Global Support Operations are located in Houston, Texas; Rotterdam, Netherlands; Kendal, United Kingdom and Melbourne, Australia. For more information, visit www.furmanite.com

IMPORTANT INFORMATION

In connection with its 2015 Annual Meeting of Stockholders, Furmanite Corporation has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). INVESTORS AND STOCKHOLDERS OF

FURMANITE ARE URGED TO READ THE PROXY STATEMENT FOR THE 2015 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of Furmanite’s definitive proxy statement and any other documents filed by Furmanite in connection with the 2015 Annual Meeting at the SEC's website at www.sec.gov. Free copies of the definitive proxy statement are also available in the "Investors" section of the Company's website at www.furmanite.com. Furmanite and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2015 Annual Meeting. Detailed information regarding the names, affiliations and interests of Furmanite’s directors and executive officers is available in the definitive proxy statement for the 2015 Annual Meeting, which was filed with the SEC on March 16, 2015.

Certain of the Company’s statements in this document are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, the Company’s ability to achieve its targeted future performance and revenue levels, the Company’s ability to achieve planned cost savings, and other risks and uncertainties detailed most recently in the Company’s Form 10-K as of December 31, 2014 filed with the SEC. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this document are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

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